Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Farmers National Banc Corp. (the “Company”) on Form 10-K for the period ending December 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Kevin J. Helmick, principal executive officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kevin J. Helmick
Kevin J. Helmick
President and Chief Executive Officer
(Principal Executive Officer)
February 27, 2015